EXHIBIT 10.6

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-057
DATE OF CHANGE ORDER: May 1, 2008
OWNER: Sabine Pass LNG, L.P.	LNG Tank Subcontractor - Tank 3 RFCD Bonus

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

A.	Payment Authorization for the following bonuses:

1. A Tank 3 RFCD Bonus of $1,200,000 is earned pursuant to Change Order SP/BE-037 Section (2), and the Contract Price is increased by a lump sum bonus payment of $1,200,000 as Tank 3 was Ready for Cool Down (RFCD) on April 27, 2008.

2. A Tank 3 RFCD Bonus of $1,022,041 is earned pursuant to Change Order SP/BE-052 Section C, and the Contract Price is increased by a lump sum bonus payment of $1,022,041 as System 1 and Tank 3 were Ready for Cool Down (RFCD) on April 27, 2008.

The above bonus amounts totaling $2,222,041 will be promptly paid in-full to Contractor’s LNG Tank Subcontractor, and represents a full and final payment of LNG Tank Subcontractor’s Tank 3 RFCD Bonus.

Change Order SP/BE-057 TOTAL: $ 2,222,041

Adjustment to Contract Price
The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 056)	$180,220,405
The Contract Price prior to this Change Order was	$827,156,405
The Contract Price will be increased by this Change Order in the amount of	$2,222,041
The new Contract Price including this Change Order will be	$829,378,446

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 50 days following commencement of Cool Down.

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: No Change

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charif Souki
* Charif Souki Chairman
5/22/08
Date of Signing
/s/ R. Keith Teague
*Keith Teague Sr. Vice President
5/22/08
Date of Signing
/s/ Ed Lehotsky
*Ed Lehotsky Owner Representative
5/20/2008
Date of Signing

/s/ Carl A. Strock
Contractor
Carl A. Strock
Name
Project Director
Title
5/30/08
Date of Signing

*	Required Owner signature – Mr. Teague may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-058
DATE OF CHANGE ORDER: June 10, 2008
OWNER: Sabine Pass LNG, L.P.	Revised Performance Tests

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

Owner and Contractor agree to implement the following changes in connection with completion of the Facility. To the extent the changes set forth herein conflict with any of the terms and conditions set forth in the Agreement, the changes herein shall be controlling.

I. DEFINITIONS

The defined terms for “Target Completion” and “Target Bonus Date” set forth in Section 1.1 of the Agreement are hereby deleted in their entirety and replaced with the following definitions:

“Target Completion” means that all of the following have occurred with respect to the Facility: (i) Cool Down has been completed for System 1 and System 2; (ii) Contractor has completed all procurement, fabrication, assembly, erection, installation and precommissioning checks of all of the vaporizers for the Facility to ensure that all such vaporizers and each component thereof was sufficiently fabricated, assembled, erected and installed so as to be capable of being operated safely within the requirements contained in this Agreement, and thirteen vaporizers have been operated to their rated capacity; (iii) Contractor has completed all procurement, fabrication, assembly, erection, installation and pre-commissioning checks and tests of System 1 and System 2 to ensure that these Systems and each component thereof was sufficiently fabricated, assembled, erected and installed so as to be capable of being operated safely within the requirements contained in this Agreement; and (iv) Contractor has successfully completed the Target Completion Test as defined in Attachment S.

“Target Bonus Date” means July 18, 2008.

II. PERFORMANCE TESTING

In order to modify the time lengths required for the Performance Tests as well as make other conforming revisions, Attachments S and T are hereby deleted in their entirety and replaced with the forms of Attachment S and Attachment T attached hereto.

In addition to the above revisions to the Performance Tests, Owner may, in its sole and unfettered discretion, accept the Target Completion Test or any other Performance Test as being achieved, notwithstanding that one or more acceptance criteria or Guaranteed Condition stated in this Change Order has not been met. The details of such “modified” acceptance shall be noted on the Substantial Completion Certificate.

III. PROJECT SCHEDULE

Within Attachment E (as revised pursuant to Change Order 053), delete the line item stating

“Target Bonus Date: Fifty (50) days following commencement of Cool Down of System 1. For clarification, commencement of Cool Down refers to the first introduction of LNG into the unloading arms.”

and insert, in lieu thereof, the following:

“Target Bonus Date: July 18, 2008

Adjustment to Contract Price
The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 057)	$182,442,446
The Contract Price prior to this Change Order was	$829,378,446
The Contract Price will be increased by this Change Order in the amount of	$0.00
The new Contract Price including this Change Order will be	$829,378,446

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date is July 18, 2008.

The Guaranteed Substantial Completion Date will be unchanged (December 20, 2008).

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: No Change

Adjustment to Payment Schedule: No Change

Adjustment to Minimum Acceptance Criteria: As modified by this Change Order

Adjustment to Performance Guarantees: As modified by this Change Order

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: As modified by this Change Order.

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

[Signature page follows.]

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charis Souki	/s/ Carl A. Strock
* Charif Souki	Contractor
Chairman	Carl A. Strock
6/26/08	Name
Date of Signing	Project Director
/s/ R. Keith Teague	Title
* Keith Teague	June 26, 2008
Senior Vice President	Date of Signing
6/26/08
Date of Signing
/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative
June 24, 2008
Date of Signing

*	Required Owner signature – Mr. Teague may sign on behalf of Mr. Souki during Mr. Souki’s absence.